EXHIBIT     DESCRIPTION

EX-99.a Amended and Restated Agreement and Declaration of Trust dated March 9, 1998 and amended March 1, 1999 (filed as Exhibit a to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of the Registrant, File No. 2-99222, filed May 7, 1999 and incorporated herein by reference).

EX-99.b Amended and Restated Bylaws, dated March 9, 1998 (filed as Exhibit 2b of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century Municipal Trust, File No. 2-91229, filed March 26, 1998 and incorporated herein by reference).

EX-99.d1 Investor Class Management Agreement between American Century Government Income Trust and American Century Investment Management, Inc. dated August 1, 1997 (filed as Exhibit 5 of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of Registrant, File No. 2-99222, filed July 31, 1997 and incorporated herein by reference).

EX-99.d2 Amendment No. 1 to the Investor Class Management Agreement between American Century Government Income Trust and American Century Investment Management, Inc. dated March 31, 1998 (filed as Exhibit 5b of Post-Effective Amendment No. 23 of the Registration Statement on Form N-1A of American Century Municipal Trust, File No. 2-91229, filed March 26, 1998 and incorporated herein by reference).

EX-99.d3 Amendment No. 2 to the Investor Class Management Agreement between American Century Government Income Trust and American Century Investment Management, Inc. dated July 1, 1998 is included herein.

EX-99.d4 Advisor Class Investment Management Agreement between American Century Government Income Trust and American Century Investment Management, Inc., dated August 1, 1997 and amended as of June 1, 1998 (filed as Exhibit 5b of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Investment Trust, File No. 33-65170, filed June 30, 1999 and incorporated herein by reference).

EX-99.e1 Distribution Agreement between American Century Government Income Trust and Funds Distributor, Inc., dated January 15, 1998 (filed as
            Exhibit 6 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of American Century Target Maturities Trust, File No. 2-94608 filed January 30, 1998 and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to Distribution Agreement between American Century Government Income Trust and Funds Distributor, Inc., dated June 1, 1998 (filed as Exhibit B6b to of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to Distribution Agreement between American Century Government Income Trust and Funds Distributor, Inc., dated December 1, 1998 (filed as Exhibit B6c to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to Distribution Agreement between American Century Government Income Trust and Funds Distributor, Inc., dated January 29, 1999 (filed as Exhibit e4 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of American Century Variable Portfolios, Inc., File No. 33-14567, filed on January 15, 1999, and incorporated herein by reference).

EX-99.g1 Master Agreement by and between Commerce Bank N.A. and Twentieth Century Services, Inc. dated January 22, 1997 (filed as Exhibit g2 to Post-Effective Amendment No. 76 on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2 Global Custody Agreement between American Century Government Income Trust and The Chase Manhattan Bank, dated August 9, 1996 (filed as
            Exhibit 8 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant, File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.h1 Amendment dated March 9, 1998 to the Transfer Agency Agreement between American Century Government Income Trust and American Century Services Corporation, dated August 1, 1997 (filed as Exhibit 9b to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century Municipal Trust, File No. 2-91229, filed March 26, 1998, and incorporated herein by reference).

EX-99.h2 Credit Agreement between American Century Funds and The Chase Manhattan Bank, as administrative Agent dated as of December 18, 1998 (filed as Exhibit h2 to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of Registrant File No. 2-99222, filed May 7, 1999, and incorporated herein by reference).

EX-99.i Opinion and consent of Counsel (filed as Exhibit i to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of Registrant File No. 2-99222, filed May 7, 1999, and incorporated herein by reference).

EX-99.j1 Consent of PricewaterhouseCoopers LLP, independent accountants, included herein.

EX-99.j2 Consent of KPMG Peat Marwick, independent auditors (filed as Exhibit 11 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of the Registrant, File No. 2-99222, filed July 31, 1997 and incorporated herein by reference).

EX-99.j3 Power of Attorney dated December 18, 1998 (filed as Exhibit j3 to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of Registrant File No. 2-99222, filed May 7, 1999, and incorporated herein by reference).

EX-99.m1 Master Distribution and Shareholder Services Plan of American Century Government Income Trust, American Century International Bond Fund, American Century Target Maturities Trust and American Century Quantitative Equity Funds (Advisor Class) dated August 1, 1997 (filed as Exhibit 15 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A for American Century Target Maturities Trust, File No. 2-94608, filed August 29, 1997 and incorporated herein by reference).

EX-99.m2 Amendment No. 1 to Master Distribution and Shareholder Services Plan of American Century Government Income Trust (Advisor Class) dated June 29, 1998 (filed as Exhibit 15b to Post-Effective Amendment No. 23 of the Registration Statement on Form N-1A of American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29, 1998 and incorporated herein by reference).

EX-99.o1 Multiple Class Plan of American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Municipal Trust, American Century Target Maturities Trust and American Century Quantitative Equity Funds dated August 1, 1997 (filed as Exhibit 15 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A for American Century Target Maturities Trust, File No. 2-94608, filed August 29, 1997 and incorporated herein by reference).

EX-99.o2 Amendment to Multiple Class Plan of American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Municipal Trust, American Century Target Maturities Trust and American Century Quantitative Equity Funds dated August 1, 1997 (filed as an Exhibit to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century Quantitative Equity Funds, File No. 33-19589, on June 29, 1998 and incorporated herein by reference).

EX-27.5.1a  Financial Data Schedule for GNMA Fund - Investor Class.

EX-27.5.1b  Financial Data Schedule for GNMA Fund - Advisor Class.

EX-27.5.2a  Financial  Data  Schedule  for  Intermediate-Term  Treasury  Fund  -
            Investor Class.

EX-27.5.2b  Financial  Data  Schedule  for  Intermediate-Term  Treasury  Fund  -
            Advisor Class.

EX-27.4.3   Financial  Data Schedule for  Government  Agency Money Market Fund -
            Investor Class.

EX-27.5.4a  Financial  Data Schedule for Short-Term  Government  Fund - Investor
            Class.

EX-27.5.4b  Financial  Data Schedule for  Short-Term  Government  Fund - Advisor
            Class.

EX-27.5.5a  Financial  Data  Schedule for  Short-Term  Treasury  Fund - Investor
            Class.

EX-27.5.5b  Financial  Data  Schedule  for  Short-Term  Treasury  Fund - Advisor
            Class.

EX-27.5.6a  Financial  Data  Schedule  for  Long-Term  Treasury  Fund - Investor
            Class.

EX-27.5.6b  Financial Data Schedule for Long-Term Treasury Fund - Advisor Class.

EX-27.5.7a  Financial  Data  Schedule  for  Inflation-Adjusted  Treasury  Fund -
            Investor Class.

EX-27.5.7b  Financial  Data  Schedule  for  Inflation-Adjusted  Treasury  Fund -
            Advisor Class.

EX-27.4.8   Financial  Data  Schedule for Capital  Preservation  Fund - Investor
            Class.